UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	May 7, 2020

First Bancorp
(Exact Name of Registrant as Specified in its Charter)

North Carolina	0-15572	56-1421916
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

300 SW Broad Street,
Southern Pines,	NC	28387
(Address of Principal Executive Offices)		(Zip Code)

(910) 246-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class            Trading symbol        Name of each exchange on which registered:
Common Stock, No Par Value        FBNC            The Nasdaq Global Select Market

First Bancorp
INDEX

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Item 5.07 - Submission of Matters to a Vote of Security Holders	3

Signatures	4

Item 5.07 - Submission of Matters to a Vote of Security Holders
On May 7, 2020, First Bancorp (the “Company”) held its annual meeting of shareholders. At the meeting, the Company’s shareholders: (i) elected each of the thirteen persons listed below under Proposal 1 to serve as a director of the Company until the 2021 annual meeting; (ii) ratified the appointment of BDO USA, LLP as the independent auditors of the Company for 2020; and (iii) approved, on a non-binding advisory basis, the Company’s named executive officer compensation (“say on pay”).
The following table shows the results of the voting at the annual meeting.

Proposal or Name of Nominee	Shares Voted “For”	Shares Voted “Against”	Shares Withheld	Shares Abstained	Broker Non-Votes
Proposal 1: To elect thirteen nominees to the Board of Directors to serve until the 2021 annual meeting of shareholders, or until their successors are elected and qualified
Daniel T. Blue, Jr.	20,623,189	—	343,103	—	4,053,079
Mary Clara Capel	20,398,283	—	568,009	—	4,053,079
James C. Crawford, III	20,558,923	—	407,369	—	4,053,079
Suzanne S. Deferie	20,632,794	—	333,498	—	4,053,079
Abby J. Donnelly	20,807,490	—	158,802	—	4,053,079
John B. Gould	20,809,545	—	156,747	—	4,053,079
Michael G. Mayer	20,323,704	—	642,588	—	4,053,079
Richard H. Moore	20,726,881	—	239,411	—	4,053,079
Thomas F. Phillips	20,510,081	—	456,211	—	4,053,079
O. Temple Sloan, III	20,656,388	—	309,904	—	4,053,079
Frederick L. Taylor II	20,528,824	—	437,468	—	4,053,079
Virginia C. Thomasson	20,544,248	—	422,044	—	4,053,079
Dennis A. Wicker	17,159,255	—	3,807,037	—	4,053,079

Proposal 2: To ratify the appointment of BDO USA, LLP as the independent auditors of the Company for 2020.	24,706,137	243,166	—	70,068	—

Proposal 3: To approve, on a non-binding advisory basis, the Company’s named executive officer compensation (“say on pay”).	19,836,525	973,260	—	156,507	4,053,079

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Bancorp

May 7, 2020	By:	/s/ Richard H. Moore
Richard H. Moore
Chief Executive Officer

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